Exhibit 10.1

AMENDMENT NO. 4

TO

EMPLOYMENT AGREEMENT

This AMENDMENT NO. 4 TO EMPLOYMENT AGREEMENT (this “Amendment”) is made as of May 29, 2015 by Burlington Coat Factory Warehouse Corporation, a Delaware corporation (the “Company”), Burlington Coat Factory Holdings, LLC, a Delaware limited liability company (“Parent”), Burlington Stores, Inc., a Delaware corporation, and Thomas A. Kingsbury (“Executive”).

W I T N E S S E T H.

WHEREAS, the Company, Parent (f/k/a Burlington Coat Factory Holdings, Inc., a Delaware corporation) and Executive entered into that certain Employment Agreement, dated as of December 2, 2008, and amended on October 23, 2012 and December 8, 2014 (the “Employment Agreement”) (capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Employment Agreement); and

WHEREAS, on May 18, 2015, the parties entered into Amendment No. 3 to the Employment Agreement to clarify that the change in control vesting conditions applicable to Executive’s LTIP Awards shall be consistent with the Company’s standard awards for senior executives by deleting clause (x)(III) of Section 3(g) of the Employment Agreement; and

WHEREAS, the parties hereto desire to amend the Employment Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Section 3(b) of the Employment Agreement is hereby amended and restated in its entirety as follows: “Executive shall be entitled to participate in the Company’s Senior Management Bonus Plan approved by the Board or a committee thereof, as in effect from time to time, with a target annual bonus of one hundred fifty percent (150%) of Executive’s Base Salary (“Target Bonus”) or such greater amount as the Board in its sole discretion may from time to time determine.”

2.	Section 3(m) of the Employment Agreement is hereby deleted in its entirety.

3.	Except as specifically set forth herein, the Employment Agreement and all of its terms and conditions remain in full force and effect, and the Employment Agreement is hereby ratified and confirmed in all respects, except that on or after the date of this Amendment all references in the Employment Agreement to “this Agreement,” “hereto,” “hereof,” “hereunder,” or words of like import shall mean the Employment Agreement as amended by this Amendment.

4.	This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and such counterpart together shall constitute one and the same instrument.

5.	This Amendment, including the validity, interpretation, construction and performance of this Amendment, shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State, without regard to such State’s conflicts of law principles.

6.	This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto. The Employment Agreement, as amended by this Amendment, embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

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SIGNATURE PAGE TO AMENDMENT NO. 4 TO EMPLOYMENT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

BURLINGTON COAT FACTORY WAREHOUSE CORPORATION

By:	/s/ Joyce Manning Magrini
	Name:	Joyce Manning Magrini
	Title:	Executive Vice President – Human Resources

BURLINGTON COAT FACTORY HOLDINGS, LLC

By:	Burlington Holdings, LLC, its Managing Member

By:	/s/ Joyce Manning Magrini
	Name:	Joyce Manning Magrini
	Title:	Executive Vice President – Human Resources

BURLINGTON STORES, INC.

By:	/s/ Joyce Manning Magrini
	Name:	Joyce Manning Magrini
	Title:	Executive Vice President – Human Resources

EXECUTIVE

/s/ Thomas A. Kingsbury
Thomas A. Kingsbury